(in form of certificate, two sided)
                      INCORPORATED UNDER THE LAWS OF THE
                            STATE OF NEVADA
                       MILLENNIUM SOFTWARE, INC.
       25,000,000 AUTHORIZED SHARES, $.004 PAR VALUE NON-ASSESSABLE

NUMBER _____________                               SHARES ___________

                                                   CUSIP NO. 60036S 10 0

THIS CERTIFIES THAT
IS A RECORD HOLDER OF

Shares of         Millennium Software, Inc.                 Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated

(seal as follows: MILLENNIUM SOFTWARE, INC. CORPORATE SEAL, NEVADA)

/s/Elizabeth J. Bigwood                            /s/Anthony M. Bigwood
    SECRETARY                                         PRESIDENT

Countersigned and Registered
SILVER STATE REGISTRAR AND TRANSFER CORP.
P.O. BOX 17985
SALT LAKE CITY, UT 84117
By: _______________________________
        AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT --Custodian--
TEN ENT - as tenants by the entireties             (Cust)       (Minor)
JT TEN - as joint tenants with right of         under Uniform Gifts to Minors
         survivorship and not as tenants        Act _________________________
         in common                                          (State)
Additional abbreviations may also be used though not in the above list.








For Value Received, _______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
___________________________________

______________________________________________________________________________(P
LEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________________________________________________________
______________________
NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.
                                     72
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